UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2007

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2007, Omega Financial Corporation issued a press release reporting financial results of the second quarter of fiscal year 2007. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits

Exhibit 99.1 - Earnings Release dated July 30, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

July 31, 2007	By:	Daniel L. Warfel

Name: Daniel L. Warfel
Title: Executive Vice President, Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Earnings Release dated July 30, 2007